UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-07443

Name of Registrant:	Vanguard Whitehall Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 – April 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Selected Value Fund

April 30, 2005

CONTENTS

1	CHAIRMAN'S LETTER
5	ADVISOR'S REPORT
8	FUND PROFILE
9	GLOSSARY OF INVESTMENT TERMS
10	PERFORMANCE SUMMARY
11	FINANCIAL STATEMENTS
18	ABOUT YOUR FUND'S EXPENSES
19	NOTICE TO SHAREHOLDERS

SUMMARY

• Vanguard Selected Value Fund returned 10.5% during the first six months of its 2005 fiscal year, surpassing its primary benchmark (8.8%), its average mutual fund peer (5.5%), and the broad U.S. stock market (3.5%).
• The U.S. stock market inched forward in a somewhat unsteady manner. Investors were troubled by rising energy prices and lackluster economic news.
• The fund’s strong relative results were due to favorable stock selection and overweighted positions in the consumer staples, consumer discretionary, and producer durables sectors.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

Vanguard Selected Value Fund achieved an impressive total return of 10.5% during the first half of its 2005 fiscal year. The fund’s focus on undervalued mid-capitalization stocks that pay above-average dividends proved fruitful during a period in which most other market segments posted modest results

The table below shows the six-month total returns for the Selected Value Fund and its comparative measures. The fund’s starting and ending net asset values, as well as its per-share distributions during the period, can be found in the table on page 4.

Total Returns	Six Months Ended April 30, 2005

Vanguard Selected Value Fund	10.5%
Russell Midcap Value Index	8.8
Average Mid-Cap Value Fund*	5.5
Dow Jones Wilshire 5000 Index	3.5

*Derived from data provided by Lipper Inc.

U.S. STOCKS STALLED AMID UNCERTAINTY

U.S. stocks rallied in the final months of 2004, then drifted lower as the New Year began. Although the economy registered respectable growth during the fiscal half-year, concern about the strength and durability of the expansion seemed to dictate the market’s direction. Segments of corporate America generated unexpectedly robust profits, for example, but every instance of good news seemed to be overshadowed by a high-profile disappointment. Persistently high oil prices and other specters of inflation also cast a pall on the market’s mood.

The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 3.5% for the six months. As has been the case for much of the past five years, value-oriented stocks outpaced their growth-oriented counterparts. In a reversal of recent trends, large-capitalization stocks bested the market’s smaller companies. On balance, international stocks generated higher returns than the U.S. market.

1

THE FED STEPPED TO THE FORE

In the bond market, the Federal Reserve Board commanded the spotlight, signaling that its near-term objective was to short-circuit any surge in inflation. The Fed raised its target for the federal funds rate to 2.75% during the half-year, a full percentage point higher than its level at the start of the period. (In early May, the Fed raised its target to 3.00%.) The yield of the 3-month U.S. Treasury bill paralleled the Fed’s actions, increasing steadily to close the period at 2.89%.

The impact on longer-term securities was less pronounced. The yield of the benchmark 10-year Treasury note rose 0.18 percentage point to 4.20%, while the yields of the longest-term securities declined modestly.

THE ADVISOR’S STOCK-SELECTION SKILLS DROVE THE FUND’S ADVANCE

The Selected Value Fund’s 10.5% return for the fiscal half-year represented a continuation of its excellent performance in the 2004 fiscal year. The fund outpaced its primary performance benchmark, the Russell Midcap Value Index, and the average competing fund by significant margins, aided by both good stock selection and the continued appetite among investors for lower-risk stocks.

As has been the case throughout the fund’s nine-year history, the advisor, Barrow, Hanley, Mewhinney & Strauss, held a concentrated portfolio of roughly 40 mid-cap stocks that its research indicated were poised for improving earnings despite being out of favor with investors. The advisor typically finds these undervalued stocks, which usually feature an attractive dividend yield, in sectors that boast a number of mature businesses with appealing, but unspectacular, growth prospects. Among these sectors are consumer staples, consumer discretionary, and producer durables.

Market Barometer	Total Returns Periods Ended April 30, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	4.0%	7.2%	-2.7%
Russell 2000 Index (Small-caps)	-0.1	4.7	4.1
Dow Jones Wilshire 5000 Index	3.5	7.0	-2.0
(Entire market)
MSCI All Country World Index
ex USA (International)	9.1	16.9	0.6

Bonds
Lehman Aggregate Bond Index	1.0%	5.3%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	1.9	6.8	7.0
Citigroup 3-Month Treasury Bill Index	1.1	1.7	2.6

CPI
Consumer Price Index	1.9%	3.5%	2.6%

*Annualized.

2

During the six months, the fund’s consumer staples stocks—primarily tobacco makers—outperformed the index sector. Leading contributors were Carolina Group, Reynolds American, and UST. The fund also benefited from good stock selection in the consumer discretionary sector, where top performers were Advance Auto Parts and takeover target May Department Stores. In producer durables, aerospace systems supplier Goodrich and power-supply firm American Power Conversion recorded excellent returns. Relative to the Russell Midcap Value Index, the advisor maintained overweighted positions in all three sectors, which further enhanced performance.

Annualized Expense Ratios: Your fund compared with its peer group	Expense Ratio

Selected Value Fund	0.53%
Average Mid-Cap Value Fund	1.52*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

One area in which the advisor’s stock selections proved disappointing was financial services, the fund’s largest sector commitment. While industry developments hurt the stocks of many banks and insurance companies during the period, some weathered the turmoil better; the fund, however, did not hold these stocks.

The advisor continued to steer clear of technology stocks, reflecting its belief that the sector offers few attractively valued opportunities. This aversion likely spared shareholders some pain during the six months, as tech stocks generally performed poorly.

For more details on the investment environment in which the fund operated and on specific securities, see the Advisor’s Report, which begins on page 5.

DIVERSIFICATION AND BALANCE NEVER GO OUT OF STYLE

Investment trends come and go, and investors expend vast amounts of effort and money in pursuit of the best-performing sectors, styles, and funds. Over the years, Vanguard has repeatedly counseled investors to avoid chasing performance, to tune out the markets’ “noise,” and to maintain focus. Unlike some of those “here today, gone tomorrow” trends, a carefully crafted investment plan, grounded in the principles of diversification and balance, never goes out of style.

3

If you choose low-cost, diversified mutual funds to implement your plan, and then remain on course through good and bad times, you can enhance your prospects of meeting your goals. Although you may not see your portfolio rise to the loftiest heights in the short run, you improve your chances of avoiding the depths of market downturns. The Selected Value Fund can play a useful role within a portfolio that also includes broad exposure to large-cap stocks.

If you would like some help in fine-tuning your investment plan, or are interested in exploring a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 18, 2005

BOARD APPROVES ADDITIONAL ADVISOR, NEW FEE SCHEDULE FOR BARROW, HANLEY

The board of trustees of Vanguard Selected Value Fund has decided to adopt a new multimanager advisory structure for the fund. On May 23, Donald Smith & Co., Inc., a value-oriented advisory firm, joined Barrow, Hanley, Mewhinney & Strauss, Inc., in managing the fund. In addition, the board has adopted a new advisory fee schedule for Barrow, Hanley. Please see page 19 for more detail.

Your Fund's Performance at a Glance		October 31, 2004-April 30, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Selected Value Fund	$16.76	$18.25	$0.26	$0.00

4

ADVISOR’S REPORT

Vanguard Selected Value Fund performed well versus its benchmarks in the six months ended April 30, 2005. The fund returned 10.5%, compared with 8.8% for the Russell Midcap Value Index and 5.5% for the average mid-capitalization value fund.

THE INVESTMENT ENVIRONMENT

You could say that what we’ve seen in the past six months was very much a market of individual stocks, rather than a stock market. The effects of the post-election rally have worn off, and disappointments, no matter how small, are treated severely by investors.

Economic growth is slowing, but this is natural as the cycle matures and we approach normal capacity utilization. High oil prices are acting like a tax on stretched consumer budgets. Price increases in industrial commodities are difficult to pass on, and the dollar’s weakness hasn’t helped anyone. Regular increases in interest rates are also dampening economic activity.

The long-term purge of excessive business practices has continued. “Managed earnings” are no longer admired, and many of those who were participating in their creation are taking early retirements. Dividends are growing faster than earnings and will likely continue to do so. This trend helps our portfolio, since it has a bent toward earnings stability and dividend income.

Investment Philosophy

The advisor believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.

OUR SUCCESSES

Our successes included health-related stocks WellChoice and Triad Hospitals. In the producer durables group, American Power Conversion and Goodrich did well for the fund. All of these companies are expecting strong results.

OUR SHORTFALLS

Our shortfalls included The South Financial Group and TCF Financial, whose earnings slightly disappointed investors. Ryder System and

5

Radian Group were bothered by concern among some analysts about their short-term earnings direction. Nonetheless, we will hold or add to these positions.

THE FUND’S POSITIONING

We continue to find companies that have low price/earnings ratios, low price/book ratios, and high dividend yields. We have been adding companies that we believe offer both tremendous upside potential and a unique opportunity, and have been selling those that have either permanently impaired our investment thesis or have met our valuation targets.

James P. Barrow, PORTFOLIO MANAGER
Mark Giambrone, PORTFOLIO MANAGER
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

MAY 24, 2005

6

Significant Portfolio Changes	Six Months Ended April 30, 2005
New Holdings	Comments

Family Dollar Stores	This is an "everyday low price" retailer with tremendous growth opportunities and sustainable competitive advantages. However, its valuation and earnings power are currently being depressed because of economic pressures felt by low-end consumers and challenges at its urban store base. We believe these pressures will abate and--in view of the significant expansion opportunities--we will see earnings and valuation accelerate.

May Department Stores	We purchased this retailer when the stock's valuation was 12.5 times earnings and the dividend yield was 3.3%. Management is under pressure to perform.

GTECH Holdings	The company is the dominant provider of online lottery systems and instant-ticket support systems. Earnings are currently depressed for reasons that we believe are tempo- rary. In addition, the company has more than $2 a share in net cash and trades at 15 times current earnings estimates.

Mattel	We believe the market-share losses in Mattel's Barbie franchise are coming to an end. At 13 times earnings and with a 2.5% yield, the valuation is compelling.

Winnebago Industries	This is the leading manufacturer of motor homes and self- contained recreation vehicles. Demographic trends support its growth prospects; in addition, the balance sheet has $3 a share in cash. The company is very aggressive about buying back stock, and it trades at 12 times earnings.

Universal Health Services	The company has suffered through two years of weak performance in several key markets, but these issues are improving. It is selling noncore assets, and the stock, at 13 times earnings, represents tremendous value.

Eliminated
Eastman Chemical	It reached our price objective.

Kerr-McGee	The stock's valuation leapt substantially, thanks to a stir created by investor Carl Icahn. This caused it to meet our price target and we sold.

Reliant Energy	It met our price objective.

See page 11 for a complete
listing of the fund’s holdings.

7

FUND PROFILE

As of 4/30/2005 This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

SELECTED VALUE FUND

Portfolio Characteristics	Fund	Comparative Index*	Broad Index**

Number of Stocks	42	560	4,949
Median Market Cap	$4.7B	$6.7B	$26.4B
Price/Earnings Ratio	17.5x	17.9x	21.2x
Price/Book Ratio	2.4x	2.0x	2.6x
Yield	2.0%	2.1%	1.7%
Return on Equity	14.0%	12.9%	15.0%
Earnings Growth Rate	5.7%	6.8%	9.0%
Foreign Holdings	5.3%	0.0%	1.0%
Turnover Rate	22%†	--	--
Expense Ratio	0.53%†	--	--
Short-Term Reserves	6%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.90	1.00	0.79	1.00
Beta	0.99	1.00	0.95	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	4%	4%	2%
Consumer Discretionary	22	13	16
Consumer Staples	11	5	7
Financial Services	25	30	23
Health Care	6	4	13
Integrated Oils	4	2	4
Other Energy	0	6	3
Materials & Processing	0	10	4
Producer Durables	6	5	5
Technology	0	5	12
Utilities	11	14	7
Other	5	2	4
Short-Term Reserves	6%	--	--

 *Russell Midcap Value Index.
**Dow Jones Wilshire 5000 Index.
 † Annualized.

Ten Largest Holdings (% of total net assets)

Marathon Oil Corp.	3.5%
(energy and utilities)
American Power Conversion Corp.	3.1
(electronics)
Carolina Group	3.1
(consumer products manufacturers)
WellChoice Inc.	3.1
(health care)
Triad Hospitals, Inc.	3.0
(health care)
People's Bank	3.0
(banking)
Pinnacle West Capital Corp.	2.9
(electric utilities)
The Stanley Works	2.8
(household products)
Goodrich Corp.	2.8
(aerospace & defense)
UST, Inc.	2.8
(consumer products manufacturers)

Top Ten	30.1%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com
for regularly updated fund information.

8

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings . The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

PERFORMANCE SUMMARY

As of 4/30/2005    All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

SELECTED VALUE FUND

Fiscal-Year Total Returns (%) February 15, 1996–April 30, 2005

*Six months ended April 30, 2005.
Note: See Financial Highlights table on page 15 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Selected Value Fund*	2/15/1996	18.88%	15.19%	8.07%	1.45%	9.52%

*Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% redemption fee previously assessed on shares held for less than five years.

10

As of 4/30/2005 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Selected Value Fund	Shares	Market Value• (000)
COMMON STOCKS (94.4%)

Auto & Transportation (3.6%)
Genuine Parts Co.	1,360,000	$58,344
Winnebago Industries, Inc.	1,555,700	45,333

		103,677

Consumer Discretionary (22.2%)
The Stanley Works	1,896,500	81,606
*Weight Watchers
International, Inc.	1,937,600	80,895
Dollar General Corp.	3,886,900	79,098
*Advance Auto Parts, Inc.	1,334,900	71,217
Royal Caribbean Cruises, Ltd.	1,688,000	70,930
May Department Stores Co.	1,821,200	63,888
Family Dollar Stores, Inc.	1,693,000	45,677
Wendy's International, Inc.	1,020,000	43,789
Mattel, Inc.	2,329,900	42,055
Service Corp. International	4,918,300	34,625
GTECH Holdings Corp.	981,500	24,017

		637,797

Consumer Staples (11.4%)
Carolina Group	2,811,600	88,565
UST, Inc.	1,768,200	80,984
Reynolds American Inc.	1,026,800	80,060
*Dean Foods Co.	2,255,950	77,514

		327,123

Financial Services (25.4%)
Banks--Outside New York (4.6%)
The South Financial
Group, Inc.	2,771,600	73,143
TCF Financial Corp.	2,385,500	60,329
Financial Miscellaneous (2.7%)
Radian Group, Inc.	1,715,000	76,197
Insurance--Multiline (5.9%)
*WellChoice Inc.	1,573,900	88,453
Willis Group Holdings Ltd.	2,387,200	79,852

11

Selected Value Fund	Shares	Market Value• (000)
Insurance--Property-Casualty (2.6%)
XL Capital Ltd. Class A	684,500	$48,120
Axis Capital Holdings Ltd.	1,039,700	27,656
Real Estate Investment Trusts (4.9%)
American Financial
Realty Trust REIT	4,940,200	75,733
Equity Office Properties
Trust REIT	2,034,900	64,038
Rent & Lease Services--Commercial (1.7%)
Ryder System, Inc.	1,360,700	50,251
Savings & Loan (3.0%)
People's Bank	2,053,250	85,271

		729,043

Health Care (6.5%)
*Triad Hospitals, Inc.	1,704,600	87,361
Valeant Pharmaceuticals
International	2,526,800	52,431
Universal Health
Services Class B	799,200	45,347

		185,139

Integrated Oils (3.5%)
Marathon Oil Corp.	2,186,400	101,821
Producer Durables (6.0%)
American Power
Conversion Corp.	3,709,900	90,002
Goodrich Corp.	2,023,600	81,551

		171,553

Utilities (10.6%)
Pinnacle West Capital Corp.	1,981,600	83,029
Entergy Corp.	998,700	73,205
Xcel Energy, Inc.	3,575,100	61,420
FirstEnergy Corp.	1,144,500	49,809
CenterPoint Energy Inc.	3,092,200	36,612

		304,075

Other (5.2%)
Hillenbrand Industries, Inc.	1,172,300	64,734
ITT Industries, Inc.	482,900	43,683
Brunswick Corp.	956,200	40,160

		148,577

TOTAL COMMON STOCKS
(Cost $2,252,087)		2,708,805

TEMPORARY CASH INVESTMENTS (7.2%)

Vanguard Market Liquidity
Fund, 2.829% **	168,955,864	$168,956
Vanguard Market Liquidity
Fund, 2.829% **--Note G	38,825,600	38,826

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $207,782)		207,782

TOTAL INVESTMENTS (101.6%)
(Cost $2,459,869)		2,916,587

OTHER ASSETS AND LIABILITIES (-1.6%)
Other Assets--Note C		36,247
Liabilities--Note G		(82,838)

		(46,591)

NET ASSETS (100%)

Applicable to 157,273,149 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$2,869,996

NET ASSET VALUE PER SHARE		$18.25

 •See Note A in Notes to Financial Statements.
  *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$2,378,843	$15.13
Undistributed Net
Investment Income	7,734.05
Accumulated Net
Realized Gains	26,701.17
Unrealized Appreciation	456,718	2.90

NET ASSETS	$2,869,996	$18.25

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

12

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Selected Value Fund Six Months Ended April 30, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$24,788
Interest	1,358
Security Lending	58

Total Income	26,204

Expenses
Investment Advisory Fees--Note B
Basic Fee	2,465
Performance Adjustment	(217)
The Vanguard Group--Note C
Management and Administrative	4,012
Marketing and Distribution	129
Custodian Fees	17
Shareholders' Reports	18
Trustees' Fees and Expenses	2

Total Expenses	6,426
Expenses Paid Indirectly--Note D	(224)

Net Expenses	6,202

NET INVESTMENT INCOME	20,002

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	71,220

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	113,106

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$204,328

13

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Selected Value Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$20,002	$28,567
Realized Net Gain (Loss)	71,220	20,689
Change in Unrealized Appreciation (Depreciation)	113,106	237,876

Net Increase (Decrease) in Net Assets Resulting from Operations	204,328	287,132

Distributions
Net Investment Income	(32,156)	(23,825)
Realized Capital Gain	--	--

Total Distributions	(32,156)	(23,825)

Capital Share Transactions1
Issued	839,446	543,581
Issued in Lieu of Cash Distributions	27,953	20,860
Redeemed*	(94,084)	(168,401)

Net Increase (Decrease) from Capital Share Transactions	773,315	396,040

Total Increase (Decrease)	945,487	659,347

Net Assets
Beginning of Period	1,924,509	1,265,162

End of Period	$2,869,996	$1,924,509

1Shares Issued (Redeemed)
Issued	46,114	34,510
Issued in Lieu of Cash Distributions	1,569	1,398
Redeemed	(5,204)	(10,845)

Net Increase (Decrease) in Shares Outstanding	42,479	25,063

*Net of redemption fees of $397,000 and $683,000.

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FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Selected Value Fund

		Year Ended October 31,
For a Share Outstanding Throughout Each Period	Six Months Ended April 30, 2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$16.76	$14.10	$11.27	$12.07	$11.42	$9.75

Investment Operations
Net Investment Income	.14	.26	.25	.21	.15	.27
Net Realized and Unrealized Gain (Loss) on Investments*	1.61	2.66	2.82	(.84)	.74	1.56

Total from Investment Operations	1.75	2.92	3.07	(.63)	.89	1.83

Distributions
Dividends from Net Investment Income	(.26)	(.26)	(.24)	(.17)	(.24)	(.16)
Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.26)	(.26)	(.24)	(.17)	(.24)	(.16)

Net Asset Value, End of Period	$18.25	$16.76	$14.10	$11.27	$12.07	$11.42

Total Return**	10.48%	20.94%	27.74%	-5.38%	7.95%	19.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,870	$1,925	$1,265	$1,058	$903	$152
Ratio of Total Expenses to Average Net Assets†	0.53%††	0.60%	0.78%	0.74%	0.70%	0.63%
Ratio of Net Investment Income to Average Net Assets	1.66%††	1.78%	2.05%	1.63%	1.67%	2.40%
Portfolio Turnover Rate	22%††	35%	40%	50%	67%	40%

 *Includes increases from redemption fees of $.00 in 2005, $.01 in 2004, $.01 in 2003, $.01 in 2002, and $.00 in 2001.
**Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years.
 †Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.01%, 0.11%, 0.06%, (0.03%), and (0.23%).
†† Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE fiNANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell Midcap Value Index. For the six months ended April 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets before a decrease of $217,000 (0.02%) based on performance. In May 2005, the board of trustees approved the addition of a second investment advisor, Donald Smith & Co., Inc., to manage a portion of the fund’s assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2005, the fund had contributed capital of $359,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

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D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2005, these arrangements reduced the fund’s management and administrative expenses by $223,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.02% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2004, the fund had available realized losses of $44,453,000 to offset future net capital gains of $36,846,000 through October 31, 2010, and $7,607,000 through October 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2005, net unrealized appreciation of investment securities for tax purposes was $456,718,000, consisting of unrealized gains of $485,920,000 on securities that had risen in value since their purchase and $29,202,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2005, the fund purchased $955,001,000 of investment securities and sold $255,742,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2005, was $36,840,000 for which the fund received cash collateral of $38,826,000.

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ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended April 30, 2005
Selected Value Fund	Beginning Account Value 10/31/2004	Ending Account Value 4/30/2005	Expenses Paid During Period*

Based on Actual
Fund Return	$1,000.00	$1,104.79	$2.77

Based on Hypothetical
5% Yearly Return	1,000.00	1,022.17	2.66

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.53%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee or the 1% fee assessed on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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NOTICE TO SHAREHOLDERS

The board of trustees of Vanguard Selected Value Fund has decided to adopt a new multimanager advisory structure for the fund. Donald Smith & Co., Inc. (Donald Smith & Co.), joined current advisor Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), in managing the mid-capitalization value fund, effective May 23, 2005. In addition, the board has adopted a new advisory fee schedule for Barrow, Hanley. The new advisory fee schedule will be effective August 1, 2005.

The addition of Donald Smith & Co. and the new fee schedule for Barrow, Hanley is expected to raise the fund’s expense ratio to 0.63% from 0.60%. For shareholders, the change represents an additional $3 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies.

The fund’s trustees regularly evaluate its investment advisory agreements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to add a new advisor and adopt the new fee schedule for the current advisor, the trustees considered a wide range of information relating to Donald Smith & Co. and Barrow, Hanley. The following describes the terms of the agreements between the fund and Donald Smith & Co. and the fund and Barrow, Hanley.

DONALD SMITH & COMPANY, INC.

The fund has entered into an investment advisory agreement with Donald Smith & Co. Under the investment advisory agreement, Donald Smith & Co. manages the investment and reinvestment of a portion of the fund’s assets and continuously reviews, supervises, and administers the investment program for its portion of the assets (the DSC Portfolio). The fund will pay Donald Smith & Co. a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the DSC Portfolio’s average month-end fund assets for the quarter, as follows:

Net Assets	Annual Rate

First $100 million	0.40%
Next $200 million	0.35
Next $300 million	0.25
Over $600 million	0.20

The base fee, as described above, will be increased or decreased based on the investment performance of the DSC Portfolio. The performance adjustment for each fiscal quarter of the fund shall be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate applied to the DSC Portfolio over the previous 60 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the DSC Portfolio shall be determined by applying the following performance adjustment schedule to the cumulative performance of the DSC Portfolio relative to the MSCI Investable Market 2500 Index (the Index) over the rolling 60-month period applicable to such fiscal quarter, subject to certain transition rules that are described in the fund’s Statement of Additional Information.

Performance Adjustment Schedule
Cumulative Performance of DSC Portfolio Versus Index Over Applicable 60-Month Period	Adjustment Percentage

More than +12%	+50% to base fee
Greater than 0% up to and including +12%	Linear increase between 0% and 50%
From -12% up to and including 0%	Linear decrease between -50% and 0%
Less than -12%	-50% to base fee

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BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

The fund has entered into an amended and restated investment advisory agreement with Barrow, Hanley to reflect the new fee schedule; however, other terms of the existing agreement have not changed. Under the amended and restated investment advisory agreement, Barrow, Hanley manages the investment and reinvestment of a portion of the fund’s assets and continuously reviews, supervises, and administers the investment program for its portion of the assets (the Barrow, Hanley Portfolio). The fund will pay Barrow, Hanley a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the Barrow, Hanley Portfolio’s average month-end net assets for the quarter, as follows:

Net Assets	Annual Rate

First $100 million	0.40%
Next $200 million	0.35
Next $300 million	0.25
Next $5 billion	0.20
Over $5.6 billion	0.15

The quarterly payment to Barrow, Hanley may be increased or decreased by applying a performance adjustment. The terms of the performance adjustment in the amended and restated agreement are the same as those in the current agreement between the fund and Barrow, Hanley.

For the 12-month period ended October 31, 2004, the advisory fee paid by Vanguard Selected Value Fund was $3.7 million, or 0.23% of the fund’s net assets. If the new advisory arrangement had been in place throughout the 12 months ended October 31, 2004, the advisory fee paid by the fund would have been $4.2 million, or 0.26% of the fund’s net assets. The average advisory fee paid by funds in Vanguard Selected Value Fund’s Lipper peer group was 0.67% of assets as of October 31, 2004.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Donald Smith & Co. and Barrow, Hanley are responsible for managing the investment and reinvestment of Vanguard Selected Value Fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisors discharge their responsibilities subject to the supervision and oversight of the officers and trustees of the fund. The fund trustees retained Barrow, Hanley under the terms of an amended and restated investment advisory agreement, and Donald Smith & Co. under the terms of an investment advisory agreement. The board’s decisions to revise the current advisory fee schedule and add a second advisor were based upon its most recent evaluation of each advisor’s investment staff, portfolio management processes, and performance results. In considering whether to approve the agreements, the board engaged in arms-length discussions with Donald Smith & Co. and Barrow, Hanley and considered the following factors, among others:

Donald Smith & Co., Inc.
• The board considered the benefits to shareholders of adding Donald Smith & Co. as a second advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by Donald Smith & Co. The board concluded that hiring Donald Smith & Co. is in the best interest of fund shareholders because Donald Smith & Co. is a fundamental high-quality manager with a track record of consistent success. The board noted that the Donald Smith & Co. team responsible for implementing the firm’s investment strategy has over two decades of investment experience, and that the firm specializes in managing value equity portfolios similar to those of the fund. The board also concluded that adding Donald Smith & Co. as an advisor would allow the fund to retain its character as a diversi-fied mid-cap value stock offering. The fund will have a mix of differentiated active managers, who each have the opportunity to generate superior returns for shareholders over the long term.

• Because the investment advisory arrangement with Donald Smith & Co. is an initial advisory agreement, the board analyzed the performance of other funds and accounts managed by the firm. The

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board concluded that Donald Smith & Co.‘s other investment portfolios have strong investment returns and have posted competitive results by outperforming both the fund’s benchmark and the fund’s peer group over various short and long time periods.

• The board considered the advisory fee schedule and estimated expense ratio of the fund and compared them with the average advisory fee and expense ratio for the fund’s peer group. The board concluded that, after the addition of Donald Smith & Co., the fund’s advisory fee and expense ratio would be expected to remain significantly below the advisory fee rates and expense ratios of the fund’s peers. Expense information about the fund is included in the “About Your Fund’s Expenses” section of this report.

• The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the Donald Smith & Co. advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that, if the portion of the fund managed by Donald Smith & Co. continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

Barrow, Hanley, Mewhinney & Strauss, Inc.
• The board considered the benefits to shareholders of continuing to retain Barrow, Hanley as an advisor to the fund pursuant to an amended and restated investment advisory agreement, particularly in light of the nature, extent, and quality of services provided by Barrow, Hanley. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. The trustees concluded that the existing asset-based advisory fee schedule has been in place for many years and that it should be adjusted to reflect the fair market value of Barrow, Hanley’s services and the firm’s need to maintain an expanded portfolio management team to manage a very large fund in the value-oriented market segment. No changes were made to the current performance fee adjustment. The trustees concluded that Barrow, Hanley has provided high quality advisory services for the fund and has demonstrated strong organizational depth and stability over both the short and long term. Under the new fee arrangement, Barrow, Hanley could build on its organizational depth and stability, and enhance the fund’s portfolio management team by hiring and retaining top investment managers.

• The board considered the investment performance of the fund compared with the performance of the fund’s peer group and relevant benchmarks, including any periods of outperformance and underper-formance relative to the fund’s peer group and benchmarks. The board concluded that the fund has consistently outperformed the average mid-cap value fund. Relevant performance information is included in the “Performance Summary” section of this report.

• The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee is expected to remain significantly below that of most of its peers.

• The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the Barrow, Hanley advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that, if the portion of the fund managed by Barrow, Hanley continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The board considered all of the circumstances and information provided by the two advisors and Vanguard regarding the performance of the fund, and concluded that approval of an amended and restated investment advisory agreement for Barrow, Hanley and the addition of Donald Smith & Co. as a second advisor are in the best interest of the fund and its shareholders.

The agreements with Donald Smith & Co. and Barrow, Hanley will continue for one year from their effective dates and are renewable after that for successive one-year periods. The agreements will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or the fund’s investment advisors, as defined in federal securities laws.

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BACKGROUND INFORMATION ON DONALD SMITH & CO., INC.

Donald Smith & Co. is a value manager employing a strict bottom-up fundamental approach to stock selection. Founded in 1983, the firm manages assets for institutional clients. Donald Smith & Co. is 100% owned by active employees, all of whom are members of the investment team. Donald Smith & Co.‘s offices are located at 152 West 57th Street, 22nd Floor, New York, New York 10019. The managers primarily responsible for the day-to-day management of the fund’s portfolio are:

Donald G. Smith, Chief Investment Officer. He has been with Donald Smith & Co. since 1983; has worked in investment management since 1968; and has managed the fund since 2005. Education: B.S., University of Illinois; M.B.A., Harvard University; J.D., UCLA.

Richard L. Greenberg, CFA, Senior Portfolio Manager. He has been with Donald Smith & Co. since 1983; has worked in investment management since 1981; and has managed the fund since 2005. Education: B.S., SUNY Binghamton; M.B.A., University of Pennsylvania.

BACKGROUND INFORMATION ON
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

The investment philosophy of Barrow, Hanley is to use fundamental research to identify undervalued stocks. Barrow, Hanley, a Nevada corporation, is an investment management firm founded in 1979 that provides investment advisory services to individuals, employee benefits plans, investment companies, and other institutions. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley’s offices are located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. The managers primarily responsible for overseeing the fund’s investments are:

James P. Barrow, Founding Partner of Barrow, Hanley. He has managed investment portfolios since 1963; has been with Barrow, Hanley since 1979; and has managed the fund since 1999. Education: B.S., University of South Carolina.

Mark Giambrone, Fund Manager at Barrow, Hanley. He has managed investment portfolios for Barrow, Hanley since 1998 and has managed the fund since 2002. Education: B.S., Indiana University; M.B.A., University of Chicago.

VANGUARD’S POLICIES FOR MANAGING CHANGES TO INVESTMENT
ADVISORY ARRANGEMENTS

Vanguard has adopted practical and cost-effective policies for managing the Vanguard funds’ arrangements with their unaffiliated investment advisors, as permitted by a recent order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to receive permission from the SEC to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC allowed the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders millions of dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders. Over the past 12 years, many mutual fund companies have followed Vanguard’s lead by obtaining similar arrangements from the SEC. As the SEC gained experience in this area, it granted more flexible conditions to other fund companies than it had granted to Vanguard in 1993. Consequently, Vanguard asked the SEC for permission to update its policies concerning its arrangements with outside investment advisors.

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Our Updated Policies

The SEC has granted Vanguard permission to follow even more practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

• Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, Vanguard was required to notify shareholders at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

• Redemption fees. Vanguard Selected Value Fund charges a redemption fee on shares redeemed within one year of purchase. Previously, the Vanguard funds were required to waive their redemption fees for 90 days after giving notice of an advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees-which are paid to the fund, not to Vanguard-are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Please consult Vanguard Selected Value Fund’s Statement of Additional Information for a complete explanation of how advisory fees are calculated.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

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All other marks are the exclusive property of their respective owners.
All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.	Fund Information 800-662-7447
For More Information	Direct Investor Account Services 800-662-2739
This report is intended for the fund's shareholders. It may not be distributed to prospective
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To receive a free copy of the prospectus or the Statement of Additional Information, or to	Institutional Investor
request additional information about the fund or other Vanguard funds, please contact	Services
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Prospectuses may also be viewed online.
You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our	Text Telephone
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calling Vanguard at 800- 662-2739. They are also available from the SEC's website,
www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.
You can review and copy information about your fund at the SEC's Public Reference
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Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q9342 062005

Vanguard®Mid-Cap Growth Fund
April 30, 2005

CONTENTS
1	CHAIRMAN'S LETTER
5	ADVISOR'S REPORT
8	FUND PROFILE
9	GLOSSARY OF INVESTMENT TERMS
10	PERFORMANCE SUMMARY
11	FINANCIAL STATEMENTS
18	ABOUT YOUR FUND'S EXPENSES
19	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	Vanguard Mid-Cap Growth Fund returned 3.4% during the first half of fiscal 2005, short of its benchmark index's return but ahead of the gain of its average peer.
•	The stock market inched forward in a somewhat unsteady manner. Investors were troubled by rising energy prices and lackluster economic news.
•	The fund's best-performing holdings were in the technology, "other energy," utilities, and health care sectors. Detractors included consumer discretionary, producer durables, and financial services holdings.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

During the six months ended April 30, Vanguard Mid-Cap Growth Fund returned 3.4%, which trailed the return of its benchmark index but surpassed that of its average peer, as shown in the table below. The fund also nearly matched the return of the broad stock market, as represented by the Dow Jones Wilshire 5000 Composite Index. The fund’s advisor made a number of solid stock choices, despite a market environment that grew more cautious and investors’ seeming loss of appetite for growth-oriented stocks of the type the advisor seeks.

The fund did not make any income or capital gains distributions during the period; thus, its total return was made up only of capital change. Information about the fund’s starting and ending net asset values can be found in the table on page 4.

Total Returns	Six Months Ended April 30, 2005

Vanguard Mid-Cap Growth Fund	3.4%
Russell Midcap Growth Index	4.1
Average Mid-Cap Growth Fund*	1.7
Dow Jones Wilshire 5000 Index	3.5

*Derived from data provided by Lipper Inc.

STOCKS STALLED AMID UNCERTAINTY

U.S. stocks rallied in the final months of 2004, then drifted lower as the New Year began. Although the economy registered respectable growth during the fiscal half-year, concern about the strength and durability of the expansion seemed to dictate the market’s direction. Segments of corporate America generated unexpectedly robust profits, for example, but every instance of good news seemed to be overshadowed by a high-profile disappointment. Persistently high oil prices and other specters of inflation also cast a pall on the market’s mood.

1

The broad stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 3.5% for the six months. As has been the case for much of the past five years, value-oriented stocks outpaced their growth-oriented counterparts. In a reversal of recent trends, large-capitalization stocks bested the market’s smaller companies overall (though, of the three capitalization groupings, mid-caps delivered the best performance). On balance, international stocks generated higher returns than the U.S. market.

THE FED STEPPED TO THE FORE

In the bond market, the Federal Reserve Board commanded the spotlight, signaling that its near-term objective was to short-circuit any surge in inflation. The Fed raised its target for the federal funds rate to 2.75% during the half-year, a full percentage point higher than its level at the start of the period. (In early May, the Fed raised the target to 3.00%.) The yield of the 3-month U.S. Treasury bill paralleled the Fed’s actions, increasing steadily to close the period at 2.89%.

Market Barometer	Total Returns Periods Ended April 30, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	4.0%	7.2%	-2.7%
Russell 2000 Index (Small-caps)	-0.1	4.7	4.1
Dow Jones Wilshire 5000 Index	3.5	7.0	-2.0
(Entire market)
MSCI All Country World Index
ex USA (International)	9.1	16.9	0.6

Bonds
Lehman Aggregate Bond Index	1.0%	5.3%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	1.9	6.8	7.0
Citigroup 3-Month Treasury Bill Index	1.1	1.7	2.6

CPI
Consumer Price Index	1.9%	3.5%	2.6%

*Annualized

The impact on longer-term securities was less pronounced. The yield of the benchmark 10-year Treasury note rose 0.18 percentage point to 4.20%, while the yields of the longest-term securities declined modestly.

RESULTS WERE RESPECTABLE IN A TOUGH ENVIRONMENT

The Mid-Cap Growth Fund’s advisor, Provident Investment Counsel, seeks out stocks that it believes possess catalysts—new products, gains in market share, good cost-control structures—for growth in earnings and sales. In the fiscal half-year, this strategy seemed at times to conflict with the mood of stock investors, who showed a preference for companies with more subdued growth prospects and moderate valuations. Nevertheless, the fund turned in a respectable 3.4% return.

2

The fund’s technology holdings were its most notable contributors. Although the sector overall suffered from investors’ wariness, a number of the advisor’s stock selections yielded outstanding returns. The fund’s tech holdings—its largest sector commitment at nearly 25% of assets on average—returned a benchmark-beating 7.2%. Among the top stocks were Macromedia, Cognizant Technology Solutions, and QLogic.

The fund also profited from strong stock selection in the “other energy” sector—which includes equipment-makers for the exploration, drilling, and production of energy-related products—and the materials & processing sector. These sectors represented small parts of the portfolio, yet made relatively large contributions to its return. Top contributors were Peabody Energy and Precision Castparts. In addition, the advisor’s decision to overweight utilities relative to the benchmark index proved a good one, as the fund’s holdings in the sector—primarily broadband and wireless stocks—made solid gains.

On the other hand, disappointing results came from the advisor’s stock selections in the consumer discretionary, producer durables, and health care sectors. The fund’s consumer discretionary stake—nearly one-fifth of assets on average—included a number of poor performers and lacked some of the better-performing stocks in the index sector. Five of the six holdings in the fund’s producer durables sector, a small slice of the portfolio, posted losses. And, although the fund’s health care holdings generated a respectable return on an absolute basis, their performance was weak in comparison with the sector’s results elsewhere.

Annualized Expense Ratios: Your fund compared with its peer group
Expense Ratio

Mid-Cap Growth Fund	0.40%
Average Mid-Cap Growth Fund	1.68*

*	Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

For more information about the investment environment and particular fund holdings, please see the Advisor’s Report, which begins on page 5.

DIVERSIFICATION AND BALANCE NEVER GO OUT OF STYLE

Investment trends come and go, and investors expend vast amounts of effort and money in pursuit of the best-performing sectors, styles, and funds. Over the years, Vanguard has repeatedly counseled investors to avoid chasing performance, to tune out the markets’ “noise,” and to maintain focus. Unlike some of those “here today, gone tomorrow” trends, a carefully crafted investment plan, grounded in the principles of diversification and balance, never goes out of style.

3

If you choose low-cost, diversified mutual funds to implement your plan, and then remain on course through good and bad times, you can enhance your prospects of meeting your goals. Although you may not see your portfolio rise to the loftiest heights in the short run, you improve your chances of avoiding the depths of market downturns. The Mid-Cap Growth Fund can play a useful role within the equity part of a portfolio that also includes broad exposure to large-capitalization stocks.

If you would like some help in fine-tuning your investment plan, or are interested in exploring a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 18, 2005

Your Fund's Performance at a Glance		October 31, 2004-April 30, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Mid-Cap Growth Fund	$14.28	$14.77	$0.00	$0.00

4

ADVISOR’S REPORT

Vanguard Mid-Cap Growth Fund returned 3.4% during the first half of its 2005 fiscal year. This result fell short of its benchmark index’s return, but topped the average peer’s return.

THE INVESTMENT ENVIRONMENT

During the last two months of calendar year 2004, U.S. equities, particularly those with a growth orientation, produced strong results. By the end of April, however, stock prices had declined across most equity classes, dampening their six-month returns. The Federal Reserve Board’s steady increases in interest rates, together with rising costs in several areas, including energy and other commodities, continued to affect broad-market returns. Over the fiscal half-year, mid-capitalization stocks outperformed both large- and small-caps. In addition, value stocks outperformed growth stocks; among mid-caps, value issues climbed 8.8% and growth issues 4.1%, according to the Russell Midcap Value and Growth Indexes.

Investment Philosophy
The advisor believes that superior long-term investment results can be achieved by selecting stocks of midsize U.S. companies that have attractive prospects for sustainable growth in both sales and profits. In particular, the advisor emphasizes companies that are operating in emerging and high-growth sectors of the economy.

For mid-cap growth stocks, the top-performing sector over the past six months was health care, led by solid returns in the health services industry. (Please note that we refer to sectors as defined by the Global Industry Classification Standard, or GICS, rather than the Russell sectors cited elsewhere in this report.) Energy stocks also performed well, as global demand caused a substantial increase in prices for oil and related services. Conversely, after advancing strongly in the fourth calendar quarter of 2004, information technology stocks produced the poorest returns in the first four months of 2005. Investors seem to have assumed a more defensive posture, favoring companies with a value orientation.

OUR SUCCESSES

During the fiscal half-year, investment decisions in the telecommunication services, energy, and information technology sectors helped the Mid-Cap

5

Growth Fund’s relative results. Within these sectors, the fund received notable benefit from wireless telecommunication services (where we had strong stock selection), energy equipment and services (also because of strong stock selection), and semiconductors (where the good news was having less exposure than the benchmark index). The stocks that most helped the fund’s absolute return for the period included Nextel Partners, Macromedia, Caremark Rx, Precision Castparts, and Kinetic Concepts.

OUR SHORTFALLS

Stock selection in the consumer discretionary sector was the largest detractor from relative results over the past six months. Within the consumer area, the household durables, textile and apparel, and specialty retail industries penalized returns. In the health care sector, the decision to underweight the health services industry particularly hurt. Overall, the stocks that subtracted most from the fund’s return for the period included Tektronix, Family Dollar Stores, TIBCO Software, Cytyc, and Affiliated Computer Services.

THE OUTLOOK

Our portfolio strategy continues to evolve. We realize that the delayed effects of higher interest rates and energy prices, when combined with the weakening of European economies, will likely result in slower growth in U.S. gross domestic product as the year progresses. We have selectively trimmed certain industrial and energy holdings and added consumer and health care services companies with less cyclical exposure. That said, we are still finding unique opportunities in industries where the combination of robust demand and extended periods of underinvestment have created pricing power.

We consistently require that companies in the portfolio possess catalysts for sustainable revenue and earnings growth. Therefore, our holdings must offer growth in the quantity of goods (or “products”) sold, in addition to pricing power. In our view, this distinction is important because many companies that have been enjoying price increases, but that lack unit growth, will probably find it a challenge to sustain revenue increases in the future. In our view, the companies we select possess unit growth sufficient to produce a more sustainable revenue stream.

6

We believe the mid-cap growth marketplace will present both challenges and opportunities for investors this year, as it appears that U.S. economic growth, while still positive, is no longer likely to accelerate. In such an environment, earnings growth will likely become scarce, and investors are often willing to pay a premium for companies that can produce strong financial results—a positive thing for growth-fund shareholders.

Evelyn D. Lapham, CFA, MANAGING DIRECTOR
John J. Yoon, CFA, SENIOR VICE PRESIDENT
PROVIDENT INVESTMENT COUNSEL, INC.

MAY 25, 2005

7

As of 4/30/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

MID-CAP GROWTH FUND
Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	58	483	4,949
Median Market Cap	$4.5B	$5.6B	$26.4B
Price/Earnings Ratio	29.6x	23.6x	21.2x
Price/Book Ratio	3.6x	3.5x	2.6x
Yield	0.0%	0.6%	1.7%
Return on Equity	14.7%	17.6%	15.0%
Earnings Growth Rate	19.4%	16.7%	9.0%
Foreign Holdings	4.3%	0.0%	1.0%
Turnover Rate	78%†	—	—
Expense Ratio	0.40%†	—	—
Short-Term Reserves	4%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.89	1.00	0.72	1.00
Beta	0.99	1.00	1.05	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	5%	2%	2%
Consumer Discretionary	19	24	16
Consumer Staples	0	3	7
Financial Services	5	11	23
Health Care	22	20	13
Integrated Oils	0	0	4
Other Energy	6	5	3
Materials & Processing	4	4	4
Producer Durables	3	8	5
Technology	24	19	12
Utilities	8	2	7
Other	0	2	4

Short-Term Reserves	4%	—	—

Ten Largest Holdings (% of total net assets)
Nextel Partners, Inc.	3.4%
(telecommunications services)
Precision Castparts Corp.	2.8
(industrial manufacturing)
Southwest Airlines Co.	2.7
(transportation services)
NII Holdings Inc.	2.5
(telecommunications services)
Macromedia, Inc.	2.4
(computer software)
CB Richard Ellis Group, Inc.	2.4
(real estate)
Alliance Data Systems Corp.	2.2
(financial services)
Comverse Technology, Inc.	2.2
(telecommunications equipment)
Quest Diagnostics, Inc.	2.1
(health care)
C.R. Bard, Inc.	2.1
(health care)

Top Ten	24.8%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Investment Focus

*	Russell Midcap Growth Index.
**	Dow Jones Wilshire 5000 Index.	Visit our website at Vanguard.com
†	Annualized.	for regularly updated fund information.

8

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

As of 4/30/2005	PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

MID-CAP GROWTH FUND

Fiscal-Year Total Returns (%) December 31, 1997–April 30, 2005

*Six months ended April 30, 2005.
Note: See Financial Highlights table on page 15 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Since Inception
	Inception Date	Year	Years	Capital	Income	Total

Mid-Cap Growth Fund	12/31/1997	5.37%	-6.03%	11.10%	0.00%	11.10%

10

As of 4/30/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Mid-Cap Growth Fund	Shares	Market Value^ (000)

COMMON STOCKS (95.9%)

Auto & Transportation (4.6%)
Southwest Airlines Co.	906,000	$13,481
BorgWarner, Inc.	195,000	8,915

		22,396

Consumer Discretionary (18.8%)
Marriott International, Inc.
Class A	159,000	9,977
* Getty Images, Inc.	130,305	9,323
* PETCO Animal Supplies, Inc.	263,300	8,241
* Activision, Inc.	505,333	7,307
E.W. Scripps Co. Class A	142,800	7,273
Ross Stores, Inc.	263,100	7,030
Royal Caribbean Cruises, Ltd.	165,650	6,961
Family Dollar Stores, Inc.	238,500	6,435
* Monster Worldwide Inc.	239,700	5,516
* VeriSign, Inc.	205,700	5,443
* Education Management Corp.	178,850	5,008
Strayer Education, Inc.	45,970	4,932
* Urban Outfitters, Inc.	108,900	$4,824
* Fossil, Inc.	172,200	4,005

		92,275

Financial Services (5.3%)
* CB Richard Ellis Group, Inc.	340,054	11,817
* Alliance Data Systems Corp.	272,000	10,989
UCBH Holdings, Inc.	221,000	3,476

		26,282

Health Care (22.2%)
Quest Diagnostics, Inc.	99,400	10,517
C.R. Bard, Inc.	146,300	10,412
* PacifiCare Health Systems, Inc.	170,200	10,171
* Triad Hospitals, Inc.	198,100	10,153
* Caremark Rx, Inc.	243,400	9,748
Cooper Cos., Inc.	142,194	9,605
* Protein Design Labs, Inc.	458,300	8,194
* Kinetic Concepts, Inc.	128,550	7,899
* Cytyc Corp.	361,450	7,703
* Charles River Laboratories, Inc.	155,800	7,380
* INAMED Corp.	104,150	6,336

11

Mid-Cap Growth Fund	Shares	Market Value^ (000)

* Gen-Probe Inc.	115,545	$5,799
* Stericycle, Inc.	104,450	5,084

		109,001

Materials & Processing (4.2%)
Precision Castparts Corp.	186,300	13,723
Potash Corp. of
Saskatchewan, Inc.	84,500	7,110

		20,833

Other Energy (5.7%)
ENSCO International, Inc.	245,855	8,015
* Transocean Inc.	171,400	7,948
Peabody Energy Corp.	159,000	6,959
* National-Oilwell Varco Inc.	132,900	5,281

		28,203

Producer Durables (3.3%)
Rockwell Collins, Inc.	162,600	7,460
Garmin Ltd.	159,000	6,281
Plantronics, Inc.	72,475	2,282

		16,023

Technology (24.4%)
Communications Technology (2.2%)
* Comverse Technology, Inc.	477,650	10,886
Computer Services Software & Systems (11.9%)
* Macromedia, Inc.	300,050	11,885
* Anteon International Corp.	231,000	9,656
Adobe Systems, Inc.	153,650	9,138
* Cognizant Technology
Solutions Corp.	201,900	8,482
* Affiliated Computer Services, Inc.
Class A	155,200	7,398
* Amdocs Ltd.	268,300	7,166
* NAVTEQ Corp.	125,470	4,570
Computer Technology (3.2%)
* NVIDIA Corp.	397,400	8,719
* Network Appliance, Inc.	259,100	6,900
Electronics (1.9%)
* FLIR Systems, Inc.	355,200	9,448
Electronics—Semiconductors/Components (3.5%)
* Jabil Circuit, Inc.	360,209	9,942
* International Rectifier Corp.	166,000	7,062
Electronics—Technology (1.7%)
Rockwell Automation, Inc.	181,000	8,368

		119,620

Utilities (7.4%)
* Nextel Partners, Inc.	702,600	16,525
* NII Holdings Inc.	240,950	12,064
* UnitedGlobalCom Inc. Class A	890,500	$7,970

		36,559

TOTAL COMMON STOCKS
(Cost $416,156)		471,192

TEMPORARY CASH INVESTMENTS (5.5%)

Vanguard Market
Liquidity Fund,
2.829% **	21,569,831	21,570
Vanguard Market
Liquidity Fund,
2.829% **—Note G	5,292,000	5,292

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $26,862)		26,862

TOTAL INVESTMENTS (101.4%)
(Cost $443,018)		498,054

OTHER ASSETS AND LIABILITIES (-1.4%)

Other Assets—Note C		3,516
Liabilities—Note G		(10,219)

		(6,703)

NET ASSETS (100%)

Applicable to 33,262,825 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$491,351

NET ASSET VALUE PER SHARE		$14.77

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$455,006	$13.68
Undistributed Net
Investment Income	29	—
Accumulated Net
Realized Losses	(18,720)	(.56)
Unrealized Appreciation	55,036	1.65

NET ASSETS	$491,351	$14.77

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

12

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Mid-Cap Growth Fund Six Months Ended April 30, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$ 754
Interest	168
Security Lending	185

Total Income	1,107

Expenses
Investment Advisory Fees—Note B
Basic Fee	600
Performance Adjustment	(200)
The Vanguard Group—Note C
Management and Administrative	520
Marketing and Distribution	41
Custodian Fees	5
Shareholders' Reports	17
Trustees' Fees and Expenses	1

Total Expenses	984
Expenses Paid Indirectly—Note D	(133)

Net Expenses	851

NET INVESTMENT INCOME	256

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	11,297

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	1,832

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 13,385

13

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Mid-Cap Growth Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income (Loss)	$ 256	$ (190)
Realized Net Gain (Loss)	11,297	(21,802)
Change in Unrealized Appreciation (Depreciation)	1,832	21,640

Net Increase (Decrease) in Net Assets Resulting from Operations	13,385	(352)

Distributions
Net Investment Income	—	—
Realized Capital Gain	—	—

Total Distributions	—	—

Capital Share Transactions1
Issued	126,153	359,140
Issued in Lieu of Cash Distributions	—	—
Redeemed	(90,082)	(164,094)

Net Increase (Decrease) from Capital Share Transactions	36,071	195,046

Total Increase (Decrease)	49,456	194,694

Net Assets
Beginning of Period	441,895	247,201

End of Period	$ 491,351	$ 441,895

1Shares Issued (Redeemed)
Issued	8,150	25,339
Issued in Lieu of Cash Distributions	—	—
Redeemed	(5,839)	(11,771)

Net Increase (Decrease) in Shares Outstanding	2,311	13,568

14

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Mid-Cap Growth Fund
Six Months Ended April 30,		Year Ended October 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002*	2001	2000

Net Asset Value, Beginning of Period	$14.28	$14.22	$10.34	$12.22	$29.84	$15.87

Investment Operations
Net Investment Income (Loss)	.01	(.01)	(.01)	(.10)	(.09)	(.22)
Net Realized and Unrealized Gain (Loss)
on Investments	.48	.07	3.89	(1.78)	(10.82)	15.13

Total from Investment Operations	.49	.06	3.88	(1.88)	(10.91)	14.91

Distributions
Dividends from Net Investment Income	—	—	—	—	—	—
Distributions from Realized Capital Gains	—	—	—	—	(6.71)	(.94)

Total Distributions	—	—	—	—	(6.71)	(.94)

Net Asset Value, End of Period	$14.77	$14.28	$14.22	$10.34	$12.22	$29.84

Total Return	3.43%	0.42%	37.52%	-15.38%	-45.99%	97.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$491	$442	$247	$31	$30	$36
Ratio of Total Expenses to Average Net Assets**	0.40%†	0.45%	0.63%	1.24%††	1.39%††	1.39%††
Ratio of Net Expenses to Average
Net Assets—Note D**	0.35%†	0.34%	0.48%	1.24%	1.39%	1.39%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.10%†	(.05%)	(0.18%)	(1.02%)	(1.02%)	(1.03%)
Portfolio Turnover Rate	78%†	102%	106%	221%	149%	186%

*	Provident Investment Counsel Mid Cap Fund A reorganized into Vanguard Mid-Cap Growth Fund effective June 29, 2002.
**	Includes performance-based investment advisory fee increases (decreases) of (0.08%) for 2005, (0.05%) for 2004, (0.06%) for 2003, and 0.00% for 2002.
†	Annualized.
††	Includes the fund's share of expenses, net of fees waived and expenses absorbed, allocated from Provident Investment Counsel Mid Cap Portfolio, which was the fund's sole investment prior to June 29, 2002. Expense ratios before waivers and reimbursements of expenses were 1.68% for 2002, 2.17% for 2001, and 2.19% for 2000.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

15

NOTES TO FINANCIAL STATEMENTS

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.	Distributions: Distributions to shareholders, if any, are recorded on the ex-dividend date.

4.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Provident Investment Counsel, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since July 31, 2002, relative to the Russell Midcap Growth Index. For the six months ended April 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets before a decrease of $200,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2005, the fund had contributed capital of $66,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2005, these arrangements reduced the fund’s expenses by $133,000 (an annual rate of 0.05% of average net assets).

16

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2004, the fund had available realized losses of $30,017,000 to offset future net capital gains of $5,623,000 through October 31, 2009, $2,500,000 through October 31, 2010, and $21,894,000 through October 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2005, net unrealized appreciation of investment securities for tax purposes was $55,036,000, consisting of unrealized gains of $70,979,000 on securities that had risen in value since their purchase and $15,943,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2005, the fund purchased $204,775,000 of investment securities and sold $185,389,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2005, was $4,977,000, for which the fund received cash collateral of $5,292,000.

17

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2005
Mid-Cap Growth Fund	Beginning Account Value 10/31/2004	Ending Account Value 4/30/2005	Expenses Paid During Period*

Based on Actual
Fund Return	$1,000.00	$1,034.31	$2.02

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.81	$2.01

*	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

18

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19

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
800-662-7447

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© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q3012 062005

Vanguard® International Explorer™ Fund

April 30, 2005

CONTENTS

1	CHAIRMAN'S LETTER
5	ADVISOR'S REPORT
8	FUND PROFILE
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARY
12	FINANCIAL STATEMENTS
23	ABOUT YOUR FUND'S EXPENSES

SUMMARY

• Vanguard International Explorer Fund returned 16.4% during the six months ended April 30, 2005, finishing ahead of the benchmark index and the average international small-capitalization fund.
• U.S. investors profited from the U.S. dollar’s decline relative to foreign currencies.
• The fund continued to benefit from the advisor’s successful stock selection in small European markets.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility. • Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs. • Maintain highly effective controls to safeguard your assets and protect your confidential information. • Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

International stocks continued to outperform domestic stocks during the six months ended April 30, 2005, and stocks of international small-capitalization companies continued to best their larger counterparts. Vanguard International Explorer Fund’s advisor built on these positive trends by steering assets from some of Europe’s slower-growing economies to smaller European markets that have been able to sustain faster growth.

The fund returned 16.4% for the first half of its fiscal year; by comparison, the average international small-capitalization mutual fund gained 12.9%, and the primary benchmark index, the Standard & Poor’s/Citigroup Extended Market Europe & Pacific (EM EPAC) Index, climbed 14.1%. Nine of the fund’s ten sectors produced double-digit returns, while the tenth (information technology) gained nearly 8%.

Total Returns	Six Months Ended April 30, 2005

Vanguard International Explorer Fund	16.4%
S&P/Citigroup EM EPAC Index	14.1
Average International Small-Cap Fund*	12.9
MSCI All Country World Index ex USA	9.1

*Derived from data provided by Lipper Inc.

In addition to these total returns (capital change plus reinvested distributions), the adjacent table presents the total return of the Morgan Stanley Capital International (MSCI) All Country World Index ex USA, a broad measure of the international market. Your fund’s starting and ending net asset values, as well as its distributions, are presented in a table on page 4.

STOCK RETURNS FOLLOWED AN UP–DOWN TRAJECTORY

Stock markets in Europe and the Pacific region followed similar patterns, climbing sharply for the first four months of the fiscal year, then dropping through much of March and April. Investors abroad,

like those in the United States, have been trying to gauge the effects of rising oil prices, instability in the Middle East, and the occasional case of corporate malfeasance. In addition, signs that economic growth may be sluggish in the future suggest that improvement in corporate profits will be harder to come by.

Growth was uneven, but positive, across Europe in the fiscal half-year. Gains in German and French stocks stayed below 8%, while advances in Italy, Denmark, Norway, and Switzerland exceeded 12%. The MSCI Europe Index gained 9.5%; emerging markets gained about 14% as a group. In the Pacific region, Japan’s slow-growing economy pulled down the overall return, offsetting stellar gains elsewhere. The MSCI Pacific Index gained 6.8%.

Because of the U.S. dollar’s weakness, U.S.-based investors gained 1 or 2 percentage points over local-currency returns in the European and Pacific developed markets; in emerging markets, the currency boost was even more significant, reflecting in part the strength of these economies.

Market Barometer	Total Returns Periods Ended April 30, 2005
	Six Months	One Year	Five Years*

Stocks
MSCI All Country World Index
ex USA (International)	9.1%	16.9%	0.6%
Russell 1000 Index (Large-caps)	4.0	7.2	-2.7
Russell 2000 Index (Small-caps)	-0.1	4.7	4.1
Dow Jones Wilshire 5000 Index	3.5	7.0	-2.0
(Entire market)

Bonds
Lehman Aggregate Bond Index	1.0%	5.3%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	1.9	6.8	7.0
Citigroup 3-Month Treasury Bill Index	1.1	1.7	2.6

CPI
Consumer Price Index	1.9%	3.5%	2.6%

*Annualized

In the United States, stocks rallied strongly in the final months of 2004, only to begin sliding as the New Year began. Although the U.S. economy registered respectable growth during the fiscal half-year, concern about the strength and durability of the expansion seemed to dictate the market’s direction. As has been the case for much of the past five years, value-oriented stocks outpaced their growth-oriented counterparts in the United States and abroad.

THE FED STEPPED TO THE FORE

In the U.S. bond market, the Federal Reserve Board commanded the spotlight, signaling its intent to short-circuit any surge in inflation. Over the fiscal half-year, the Fed raised its target for the federal funds rate to

2.75%, a full percentage point higher than its level at the start of the period. (In early May, the Fed raised its target to 3.00%.) The steady increase in the yield of the 3-month U.S. Treasury bill paralleled the Fed’s actions, closing the period at 2.89%.

The impact on longer-term securities was less pronounced. The yield of the benchmark 10-year Treasury note rose 0.18 percentage point to 4.20%, while the yields of the longest-term securities declined modestly.

ADVISOR’S STRATEGY CAPTURED GROWTH IN A NUMBER OF MARKETS

The fund’s advisor, Schroder Investment Management North America, selects stocks based on company visits and fundamental analysis of companies’ growth prospects, given the industry, economic climate, and country within which a given company operates. Companies showing the greatest promise of growth are candidates for inclusion if they do not command an unreasonably high valuation.

The resulting portfolio (258 stocks at the end of the six-month period) represents the best ideas the advisor has found in markets around the world, although by far most investments are within developed markets. They are a wide-ranging lot; for example, some of the period’s top performers included YIT-Yhtyma, a Finnish construction and building maintenance firm, and Hyundai Department Store, a retailer in South Korea.

Annualized Expense Ratios: Your fund compared with its peer group	Expense Ratio

International Explorer Fund	0.52%
Average International Small-Cap Fund	1.91*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Among sectors, the largest share of return came from industrial companies that have benefited from strong economic growth in various regions—the aforementioned YIT and the Austrian industrial equipment maker Andritz were significant contributors. Relative to the EM EPAC Index, the fund delivered a higher return because it was invested more heavily in better-performing European countries (namely, Ireland, Luxembourg, and Finland) and it held successful emerging-market companies not included in the index (for example, two Indonesian banks). For more details, see the Advisor’s Report, which begins on page 5.

WHEN RISK IS HIGH, DIVERSIFICATION IS THE ANSWER

International stocks have done extraordinarily well in recent years, and small-cap international stocks have seemingly been able to do no wrong. However, experienced investors need look no further than the International Explorer Fund to know better. International Explorer’s highest fiscal-year return, 65.3% in 1999, was followed quickly by its worst return, –28.7% in 2001.

The most effective way to manage this risk is to be well diversified, both globally and across asset classes. Investors enhance their ability to meet their long-term goals by sticking with a program that includes a balanced mix of low-cost stock, bond, and money market investments that fits their goals, time horizon, and tolerance for risk. Staying faithful to such a strategy will give you the best chance of reaching your financial goals.

We thank you for your continued trust and confidence.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 18, 2005

Your Fund's Performance at a Glance		October 31, 2004-April 30, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

International Explorer Fund	$14.64	$16.48	$0.24	$0.29

ADVISOR’S REPORT

Over the six months ended April 30, 2005, Vanguard International Explorer Fund returned 16.4%, compared with a 14.1% rise in the S&P/Citigroup EM EPAC Index, a broad measure of the performance of smaller non-U.S. stocks.

THE INVESTMENT ENVIRONMENT

It was another strong period for international equities. Stocks rallied in the wake of the U.S. presidential election, buoyed by generally supportive economic data, resilient bond markets, and continued compression of credit spreads. The steady upward trend of short-term U.S. interest rates did little to disturb investors for most of the last six months.

The EM EPAC’s 14.1% return outpaced the 8.7% rise in the MSCI Europe, Australasia, Far East Index, which is dominated by the returns of large stocks. Smaller companies outperformed their larger peers in all the major regions and all but one of the major sectors. Smaller companies have undoubtedly drawn strength from investors’ rising confidence over global growth and low aversion to risk. Earnings growth has continued to be robust for smaller companies (as it has for large), and they have benefited from their consumer and industrial orientations. In addition, with the U.S. dollar continuing to weaken, the more domestic focus of smaller companies has led investors to favor them over more diversified larger companies.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved in markets outside the United States by selecting stocks of smaller companies that are attractively valued and that have significant competitive advantages, solid fundamentals, high-quality management, and strong balance sheets.

Smaller companies were particularly strong in Japan relative to their larger peers. With interest rates low, liquidity has remained ample, and this has stimulated the interest of local individual investors who often favor small stocks. Further support for smaller companies has come from hopes for a recovery in Japan’s domestic demand based on a bottoming out of real estate prices and better employment trends.

Smaller companies displayed the least convincing performance in the United Kingdom, as higher interest rates, a slowdown in the growth of disposable income, and a softer housing market cast a shadow over consumer cyclicals, which have a relatively high representation among small companies.

OUR SUCCESSES AND SHORTFALLS

Our stock selection in Europe continued to be the main contributor to the fund’s outperformance of the benchmark EM EPAC Index. Specifically, our U.K. consumer staples, health care, and industrials holdings were strong performers. Elsewhere in Europe, our picks in the industrials, consumer staples, financials, and materials sectors also added value. We continued to benefit from our country positioning in Europe, where the fund had more exposure than the index to peripheral markets such as Denmark, Sweden, Finland, and Greece.

Stock selection was also helpful in Japan, particularly in the materials sector, where one of our largest holdings rose some 60%. There were also smaller contributions from stocks in the consumer, energy, and information technology sectors. Elsewhere in Asia, the fund benefited from its emerging-market exposure, particularly in India and Indonesia.

As usual, the fund had its share of shortfalls in the period. Although stock selection overall in the United Kingdom was good, the slowdown in consumer demand there did affect a number of holdings in the media and retailing areas. Stock selection was also disappointing in Australia, and despite our generally strong results in Sweden and Denmark, we missed some of the best opportunities in these markets.

THE FUND’S POSITIONING

We see a number of risks facing global economic activity, which remains relatively unbalanced and reliant on continued expansion in the United States. The outlook for core European markets is clouded by the lack of convincing economic reform and declining consumer and business confidence, while in Japan the prospect is for, at best, a slow recovery in domestic demand. In this environment, the rest of Asia and the emerging markets will not be adequate motors to global growth, and any slowdown in global trade will only restrain these markets.

Given the circumstances, we have been happy to maintain slightly higher cash reserves, while we continue to focus on companies with relatively visible growth prospects, strong balance sheets, and management in which we have confidence. Compared with the prices for their larger counterparts, valuations for smaller companies do look somewhat stretched, and it is noteworthy that recently we have seen smaller companies underperform. However, we believe that some important thematic supports to smaller companies remain, including the likelihood of more corporate merger activity and the flexibility that smaller companies have in seeking exposure to long-term growth prospects in smaller Asian and European economies.

Japan remains the largest underweighting in the fund. Valuations there relative to smaller stocks elsewhere and to Japanese large-cap stocks do not look attractive, and while there are some slight signs of recovery in the economy, the longer-term constraints on growth remain considerable.

The small scale of the fund’s overweightings in the Pacific region outside of Japan and in continental Europe disguises the extent of allocation decisions within these regions. In Europe, we are 7.6% underweighted in the core economies of Germany, France, and the Netherlands; in the Pacific region, we are 3.3% underweighted in Australia and New Zealand. As before, we believe that smaller companies in the stronger economies of Europe and Asia will continue to produce rewarding returns.

In the United Kingdom, we are concerned that the twin pillars of strong domestic growth (consumer spending and government investment) are weakening. The manufacturing sector is doing well, and merger and acquisition activity has been rising, but overall a cautious stance is warranted, and the fund is fractionally underweight.

Matthew Dobbs, SENIOR VICE PRESIDENT
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

MAY 24, 2005

FUND PROFILE

As of 4/30/2005 This Profile provides a snapshot of the fund’s characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 10.

INTERNATIONAL EXPLORER FUND

Portfolio Characteristics
	Comparative Fund	Index*

Number of Stocks	258	3,245
Turnover Rate	34%**	--
Expense Ratio	0.52%**	--
Short-Term Reserves	4%	--

Volatility Measures
	Fund	Comparative Index*

R-Squared	0.96	1.00
Beta	1.07	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*

Consumer Discretionary	20%	21%
Consumer Staples	11	7
Energy	1	2
Financials	18	20
Health Care	3	6
Industrials	23	21
Information Technology	4	8
Materials	6	11
Telecommunication Services	4	1
Utilities	3	3
Other	3	0

Short-Term Reserves	4%	--

Ten Largest Holdings (% of total net assets)

YIT-Yhtyma Oyj	1.0%
(construction)
Red Electrica de Espana SA	1.0
(energy and utilities)
Swedish Match AB	1.0
(consumer products)
Groupe Bourbon SA	0.9
(retail)
Azimut Holding SpA	0.9
(financial services)
Oriflame Cosmetics SA	0.9
(retail)
Hyundai Department Store Co., Ltd.	0.9
(retail)
Nexity S.A	0.9
(financial services)
Geberit AG	0.9
(construction)
Davide Campari-Milano SpA	0.8
(beverages)

Top Ten	9.2%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

 *S&P/Citigroup EM EPAC Index.
**Annualized.

Country Diversification (% of portfolio)
	Fund	Comparative Index*

EUROPE
United Kingdom	22%	22%
Switzerland	7	6
Italy	6	4
France	5	8
Germany	5	7
Denmark	3	1
Finland	3	2
Greece	3	1
Ireland	3	1
Netherlands	3	5
Sweden	3	2
Spain	2	4
Austria	1	0
Belgium	1	1
Luxembourg	1	0
Norway	0	1

Subtotal	68%	65%

PACIFIC
Japan	17%	22%
Australia	2	6
Hong Kong	1	2
Singapore	1	1

Subtotal	21%	31%

EMERGING MARKETS
South Korea	4%	3%
India	1	0
Indonesia	1	0
Taiwan	1	0
Other Emerging Markets	0	1

Subtotal	7%	4%

Short-Term Reserves	4%	--

Total	100%	100%

*S&P/Citigroup EM EPAC Index.

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

PERFORMANCE SUMMARY

As of 4/30/2005   All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INTERNATIONAL EXPLORER FUND

Fiscal-Year Total Returns (%) November 4, 1996–April 30, 2005

*Six months ended April 30, 2005.
Note: See Financial Highlights table on page 19 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

International Explorer Fund*	11/4/1996	22.89%	1.95%	12.44%	0.74%	13.18%

*Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

As of 4/30/2005 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values. The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

International Explorer Fund	Shares	Market Value• (000)
COMMON STOCKS (96.8%)

Australia (1.7%)
Ansell Ltd.	1,883,284	$13,778
Lion Nathan Ltd.	2,340,706	13,394
Just Group Ltd.	3,254,735	5,802

		32,974

Austria (0.5%)
Andritz AG	108,000	9,076

Belgium (1.2%)
Barco NV	78,700	6,053
Compagnie Nationale a Portefeuille	24,920	5,361
Sofina SA	62,540	4,344
Kinepolis Group	83,390	2,707
*Option International NV	85,000	2,576
GIMV NV NPV	40,332	1,937

		22,978

China (0.4%)
Shenzhen
Expressway Co. Ltd.	13,400,000	4,886
The Guangshen
Railway Co., Ltd.	6,800,000	2,335

		7,221

Denmark (2.8%)
*Topdanmark A/S	230,000	16,388
Coloplast A/S B Shares	220,000	12,709
*Jyske Bank A/S	280,800	10,909
Bang & Olufsen A/S B Shares	144,880	9,194
Thrane &Thrane A/S	135,000	5,500
H+H International A/S Class B	5,203	1,342

		56,042

Finland (3.1%)
YIT-Yhtyma Oyj	720,000	20,135
*Kone Corp. B Shares	180,000	13,723
OKO Bank (Osuuspankkien
Keskuspankki Oyj)	700,000	10,911
Finnlines Oyj	579,650	10,460
Elisa Oyj Class A	375,970	5,390

		60,619

International Explorer Fund	Shares	Market Value• (000)
France (5.4%)
Groupe Bourbon SA	290,000	$18,197
*Nexity	440,000	16,871
Eiffage SA	140,223	16,490
Rodriguez Group	237,352	11,641
*Groupe Partouche SA	403,310	8,299
Compagnie des Alpes	101,364	8,018
Kaufman & Broad SA	140,060	7,789
Imerys SA	90,000	6,450
Viel et Compagnie	923,485	4,111
Wendel Investissement	46,758	3,735
Tessi SA	59,962	3,606
Norbert Dentressangle	33,480	1,769

		106,976

Germany (4.7%)
*Techem AG	400,000	16,570
Hochtief AG	550,000	16,394
Grenkeleasing AG	370,000	15,149
Aareal Bank AG	350,000	10,969
Vossloh AG	205,000	10,260
Rheinmetall AG Pfd.	197,470	9,932
Schwarz Pharma AG	147,470	6,633
*CENTROTEC Sustainable AG	100,065	2,986
*Conergy AG	26,026	2,424
Takkt AG	100,000	1,005
*WaveLight Laser Technologies AG	56,183	981

		93,303

Greece (2.6%)
Babis Vovos International	925,000	16,109
*Public Power Corp.	500,520	13,422
*Hellenic Exchanges SA	900,000	10,098
*Marfin Financial Group SA	400,000	6,981
Mytilineos Holdings SA	412,990	4,236

		50,846

Hong Kong (1.2%)
Singamas Container
Holdings Limited	6,938,000	6,430
ASM Pacific Technology Ltd.	1,400,000	5,699
Dah Sing Financial Group	618,800	3,991
Global Bio-chem Technology
Group Co. Ltd.	3,000,000	1,965
Fountain Set (Holdings) Ltd.	3,000,000	1,797
Asia Satellite
Telecommunications
Holdings Ltd.	850,000	1,579
*Next Media Ltd.	2,999,000	1,221
Kingmaker Footwear
Holdings Ltd.	3,805,836	1,174
Ports Design Limited	145,500	99

		23,955

India (1.0%)
(1)Reliance Capital
Warrants Exp. 10/16/2006	1,890,750	7,375
(1)Canara Bank Ltd.
Warrants Exp. 8/25/2006	1,722,000	6,993
(1)Zee Telefilm
Warrants Exp. 5/19/2006	1,661,765	5,066

		19,434

Indonesia (0.9%)
PT Bank Central Asia Tbk	44,857,000	14,480
PT Bank Rakyat Indonesia Tbk	11,000,000	3,083

		17,563

Ireland (2.7%)
C&C Group PLC	3,823,165	15,617
DCC PLC	613,130	13,764
Jurys Doyle Hotel Group PLC	810,000	12,811
Anglo Irish Bank Corp. PLC	676,740	8,032
FBD Holdings	77,063	2,232

		52,456

Italy (6.0%)
*Azimut Holding SpA	2,907,047	17,739
Davide Campari-Milano SpA	235,000	16,722
Ergo Previdenza SpA	1,894,660	13,918
Beni Stabili SpA	12,459,180	12,728
Mondadori (Arnoldo)
Editore SpA	1,139,650	11,866
Compagnie Industriali
Riunite SpA	4,038,250	10,668
ACEA SpA	868,858	10,182
Autostrada Torino-Milano SpA	453,130	9,290
Sol SpA	1,440,000	8,262
Italmobiliare SpA	52,020	3,495
Italmobiliare SpA
Non-Convertible Risp	69,530	3,482

		118,352

Japan (17.2%)
ARRK Corp.	320,000	12,498
Q.P. Corp.	1,350,000	12,142
Circle K Sunkus Co., Ltd.	470,000	11,294
Daicel Chemical Industries Ltd.	2,100,000	11,269
XEBIO Co., Ltd.	370,000	11,093
Tokyo Ohka Kogyo Co., Ltd.	500,000	10,753
Paris Miki Inc.	450,000	10,693
Gunze Ltd.	2,300,000	10,303
Nippon Sanso Corp.	1,800,000	10,188
Santen Pharmaceutical Co. Ltd.	450,000	10,037
Nipro Corp.	560,000	9,323
Nippon Chemi-Con Corp.	1,580,000	8,958
NAFCO Co., Ltd.	300,000	8,808
Aica Kogyo Co., Ltd.	740,000	8,757
Union Tool Co.	260,000	8,207

International Explorer Fund	Shares	Market Value• (000)
Dowa Mining Co. Ltd.	1,200,000	$7,846
Enplas Corp.	300,000	7,808
Sumitomo Warehouse Co. Ltd.	1,300,000	7,529
Sato Corp.	300,000	7,243
Teikoku Oil Co., Ltd.	1,000,000	7,191
KOA Corp.	900,000	7,088
Eneserve Corp.	200,000	6,981
Hokuetsu Paper Mills, Ltd.	1,200,000	6,730
Sega Sammy Holdings Inc.	102,220	5,986
Nissin Healthcare Food
Service Co. Ltd.	350,000	5,899
The Hiroshima Bank, Ltd.	1,200,000	5,739
Plenus Co. Ltd.	175,000	5,665
Saizeriya Co., Ltd.	420,000	5,633
Tamura Taiko Holdings, Inc.	700,000	4,912
Ushio Inc.	250,000	4,821
*Katokichi Co., Ltd.	640,000	4,783
Kureha Chemical Industry Co.	1,100,000	4,755
Tsubaki Nakashima Co., Ltd.	380,000	4,746
ABC-Mart Inc.	180,000	4,669
Toyo Tire & Rubber Co., Ltd.	1,300,000	4,656
Idec Izumi Corp.	400,000	4,488
Nishimatsu Construction Co.	1,200,000	4,485
Osaka Securities
Exchange Co., Ltd.	1,000	4,307
TOC Co., Ltd.	500,000	4,167
eAccess Ltd.	5,000	3,837
WOWOW Inc.	1,140	3,829
Maeda Corp.	655,000	3,644
Sanyo Chemical Industries, Ltd.	440,000	3,290
Japan Airport Terminal Co., Ltd.	314,000	2,954
Sohgo Security
Services Co. , Ltd.	200,000	2,896
Belluna Co., Ltd.	88,000	2,865
Mimasu Semiconductor
Industry Co., Ltd.	189,000	2,853
Tokyo Leasing Co., Ltd.	205,600	2,573
AUCNET Inc.	120,000	2,440
Katokichi Co., Ltd.	320,000	2,392
Inaba Denki Sangyo Co., Ltd.	75,000	2,151
Nippon System
Development Co., Ltd.	100,000	1,824
Chiyoda Co.	93,900	1,650
NEC Systems	170,000	1,595
Daiken Corp.	300,000	1,326
Tsuruha Co., Ltd.	40,000	1,325
Toho Real Estate Co., Ltd.	242,000	1,283
Osaka Securities
Finance Co., Ltd.	230,000	884
Nagaileben Co., Ltd.	30,000	609
H.I.S Co., Ltd.	11,900	272
Belluna Co. Ltd.
Warrants Exp. 9/29/2006	1,500	--

		338,942

Luxembourg (0.4%)
SES Global FDR	646,100	8,670

Netherlands (3.0%)
Fugro NV	150,313	14,028
James Hardie Industries NV	2,644,838	11,596
Koninklijke Ten Cate NV	105,972	9,380
Koninklijke Vopak NV	350,000	8,357
Stork NV	196,049	7,220
Van Lanschot NV	50,000	3,229
Heijmans NV	78,028	3,069
Grolsch NV	70,641	2,101

		58,980

Norway (0.4%)
Findexa Ltd.	2,100,000	8,699

Singapore (1.2%)
* United Test and Assembly
Center Ltd.	18,000,000	6,321
SembCorp Industries Ltd.	4,500,000	5,427
Venture Corp. Ltd.	400,000	3,409
SIA Engineering Co. Ltd.	2,165,000	3,045
Singapore Airport Terminal
Services Ltd.	1,967,000	2,461
MobileOne Limited	1,860,000	2,332
YHI International Ltd.	4,500,000	1,431
Seksun Corp. Ltd.	2,000,000	477

		24,903

South Korea (3.8%)
Hyundai Department
Store Co., Ltd.	386,100	17,010
Daegu Bank	1,400,000	10,586
Hyundai Mobis	158,930	10,400
Pusan Bank	1,300,000	10,076
Kangwon Land Inc.	617,499	8,676
Seoul Securities Co.	2,055,670	6,529
G2R Inc.	289,420	5,686
Yuhan Corp.	62,966	5,474

		74,437

Spain (2.5%)
Red Electrica de Espana SA	800,000	19,449
Enagas SA	1,000,000	15,838
Compania de Distribucion
Integral Logista, SA	166,510	8,403
Indra Sistemas, SA	300,000	5,209

		48,899

International Explorer Fund	Shares	Market Value• (000)
Sweden (3.9%)
Swedish Match AB	1,600,000	$18,910
*Oriflame Cosmetics SA	800,000	17,162
*Transcom WorldWide SA	1,800,000	10,844
Axfood AB	400,000	10,357
Saab AB	628,740	10,213
D. Carnegie & Co. AB	792,120	8,218
*Wedins Skor & Accessoarer
AB B Shares	284,517	1,567

		77,271

Switzerland (6.6%)
Geberit AG	25,000	16,797
Helvetia Patria Holding AG	100,000	15,806
Kuoni Reisen Holding
AG (Registered)	38,000	14,954
Lindt & Spruengli AG	9,500	14,267
Jelmoli Holding AG	8,816	12,338
Schindler Holding AG (Ptg. Ctf.)	27,360	10,051
Valora Holding AG	45,000	9,854
Publigroupe SA	30,105	8,976
BKW FMB Energie AG	14,329	8,341
Bank Sarasin & Cie AG	3,804	7,028
Sika Finanz AG (Bearer)	9,601	7,013
Mobilezone Holding AG	1,386,830	5,594

		131,019

Taiwan (1.3%)
*E.Sun Financial Holding
Co., Ltd. GDR	516,355	10,527
*(1)Zyxel Communications Corp.
Warrants Exp. 11/23/2007	2,500,000	5,736
(1)Basso Industry
Warrants Exp. 5/26/2006	2,063,260	5,629
(1)Tong Yang Industry Co., Ltd.
Warrants Exp. 4/7/2006	3,000,000	4,342

		26,234

Thailand (0.2%)
*Bank of Ayudhya PLC
(Foreign)	11,000,000	3,317

United Kingdom (22.1%)
SIG PLC	1,500,000	15,664
Britannic Group PLC	1,800,000	15,569
Carillion PLC	2,650,000	11,994
Bellway PLC	800,000	11,690
Findel PLC	1,420,000	11,480
Balfour Beatty PLC	1,850,000	10,813
The Future Network PLC	7,200,000	10,682
Inchape PLC	310,000	10,525
Paragon Group Cos. PLC	1,514,232	10,460
Alexon Group PLC	1,900,000	10,311
Meggitt PLC	2,000,000	9,869
Speedy Hire PLC	770,000	9,780
Greggs PLC	115,000	9,632
Babcock International
Group PLC	3,600,000	9,578
Care U.K. PLC	1,250,000	9,487
Forth Ports PLC	380,000	9,266
Headlam Group PLC	1,200,000	9,222
Intermediate Capital Group PLC	480,000	9,130
J.D. Wetherspoon PLC	1,900,000	9,100
John Laing PLC	1,950,000	9,059
WS Atkins PLC	775,000	8,979
Quintain Estates
& Development PLC	900,000	8,771
Redrow PLC	1,325,000	8,725
Domestic & General Group PLC	500,000	8,666
Chrysalis Group PLC	3,000,000	8,623
Whatman PLC	1,801,504	8,294
Abbot Group PLC	2,000,000	8,135
The Go-Ahead Group PLC	320,000	8,005
The Peninsular & Oriental
Steam Navigation Co.	1,500,000	7,717
Stagecoach Group PLC	3,900,000	7,677
Wilson Bowden PLC	370,000	7,586
ICAP PLC	1,500,000	7,554
Somerfield PLC	1,900,484	7,188
Close Brothers Group PLC	525,000	7,115
First Choice Holidays PLC	2,200,000	6,948
London Merchant
Securities PLC	1,700,000	6,668
Taylor Woodrow PLC	1,200,000	6,593
Nestor Healthcare Group PLC	2,149,235	5,836
National Express Group PLC	350,000	5,629
*Cairn Energy PLC	250,000	5,549
Shaftesbury PLC	850,000	5,546
Devro PLC	2,300,000	5,283
Alfred McAlpine Group PLC	800,000	5,096
Goldshield Group PLC	850,000	4,463
Stanley Leisure PLC	381,818	3,877
BPP Holdings PLC	580,000	3,830
RM PLC	1,000,000	3,483
*CSR PLC	600,000	3,479
Low & Bonar PLC	1,500,000	3,373
*Eidos PLC	2,851,133	3,342
Games Workshop Group PLC	400,000	3,309
Westbury PLC	400,000	3,198
*London Clubs International PLC	1,300,000	3,148
Bovis Homes Group PLC	250,000	2,975
Ultra Electronics Holdings PLC	200,000	2,861
AEA Technology PLC	1,475,000	2,482
Lawrence PLC	350,000	2,295
Liontrust Asset Management PLC	428,549	2,273

International Explorer Fund	Shares	Market Value• (000)
*Lastminute.com PLC	1,066,106	$2,184
Grainger Trust PLC	300,000	2,175
French Connection Group, PLC	461,255	2,125
McCarthy & Stone PLC	100,000	1,044
Reed Health Group PLC	984,540	774
*Courts PLC	518,931	--

		436,184

TOTAL COMMON STOCKS
(Cost $1,556,985)		1,909,350

TEMPORARY CASH INVESTMENTS (16.5%)

Vanguard Market
Liquidity Fund,
2.829	74,522,301	74,522
Vanguard Market
Liquidity Fund,
2.829%**--Note G	251,161,687	251,162

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $325,684)		325,684

TOTAL INVESTMENTS (113.3%)
(Cost $1,882,669)		2,235,034

OTHER ASSETS AND LIABILITIES (-13.3%)

Other Assets--Note C		16,090
Security Lending Collateral Payable
to Brokers--Note G		(251,162)
Other Liabilities		(26,641)

		(261,713)

NET ASSETS (100%)

Applicable to 119,759,521 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$1,973,321

NET ASSET VALUE PER SHARE		$16.48

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the aggregate value of these securities was $35,141,000 representing 1.8% of net assets.
GDR—Global Depositary Receipt.
FDR—Fiduciary Depositary Receipt.
(Ptg. Ctf.)—Participating Certificate.

	Amount (000)	Per Share
AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,543,353	$12.89
Undistributed Net
Investment Income	9,111.08
Accumulated Net
Realized Gains	68,413.57
Unrealized Appreciation
Investment Securities	352,365	2.94
Foreign Currencies	79	--

NET ASSETS	$1,973,321	$16.48

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

International Explorer Fund Six Months Ended April 30, 2005 (000)

INVESTMENT INCOME
Income
Dividends*†	$18,792
Interest	823
Security Lending	903

Total Income	20,518

Expenses
Investment Advisory Fees--Note B
Basic Fee	2,003
Performance Adjustment	131
The Vanguard Group--Note C
Management and Administrative	2,160
Marketing and Distribution	139
Custodian Fees	415
Shareholders' Reports	31
Trustees' Fees and Expenses	2

Total Expenses	4,881
Expenses Paid Indirectly--Note D	(70)

Net Expenses	4,811

NET INVESTMENT INCOME	15,707

REALIZED NET GAIN (LOSS)
Investment Securities Sold†	68,493
Foreign Currencies	(39)

REALIZED NET GAIN (LOSS)	68,454

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	175,966
Foreign Currencies	(45)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	175,921

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$260,082

 *Dividends are net of foreign withholding taxes of $1,789,000.
†Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and ($2,370,000), respectively. See Note H in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	International Explorer Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$15,707	$22,555
Realized Net Gain (Loss)	68,454	38,716
Change in Unrealized Appreciation (Depreciation)	175,921	125,916

Net Increase (Decrease) in Net Assets Resulting from Operations	260,082	187,187

Distributions
Net Investment Income	(26,364)	(3,151)
Realized Capital Gain*	(31,856)	--

Total Distributions	(58,220)	(3,151)

Capital Share Transactions1
Issued	252,073	1,163,426
Issued in Lieu of Cash Distributions	51,862	2,859
Redeemed**	(109,697)	(193,301)

Net Increase (Decrease) from Capital Share Transactions	194,238	972,984

Total Increase (Decrease)	396,100	1,157,020

Net Assets
Beginning of Period	1,577,221	420,201

End of Period	$1,973,321	$1,577,221

1Shares Issued (Redeemed)
Issued	15,427	35,913
Issued in Lieu of Cash Distributions	3,314	87
Redeemed	(6,679)	(12,522)

Net Increase (Decrease) in Shares Outstanding	12,062	23,478

 *Includes fiscal 2005 short-term gain distributions totaling $20,871,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
**Net of redemption fees of $13,000 and $253,000.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

International Explorer Fund
		Year Ended October 31,
For a Share Outstanding Throughout Each Period	Six Months Ended April 30, 2005	2004	2003	2002(1)	2001	2000

Net Asset Value, Beginning of Period	$14.64	$11.89	$8.11	$9.07	$15.50	$14.29

Investment Operations
Net Investment Income (Loss)	.14	.273*	.14*	.08	.05	(.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.23	2.544	3.70	(.90)	(3.78)	3.23

Total from Investment Operations	2.37	2.817	3.84	(.82)	(3.73)	3.18

Distributions
Dividends from Net Investment Income	(.24)	(.067)	(.06)	(.14)	(.09)	(.01)
Distributions from Realized Capital Gains	(.29)	--	--	--	(2.61)	(1.96)

Total Distributions	(.53)	(.067)	(.06)	(.14)	(2.70)	(1.97)

Net Asset Value, End of Period	$16.48	$14.64	$11.89	$8.11	$9.07	$15.50

Total Return**	16.38%	23.79%	47.70%	-9.24%	-28.67%	22.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,973	$1,577	$420	$96	$22	$19
Ratio of Expenses to Average Net Assets†	0.52%††	0.57%	0.73%	1.04%‡	1.50%‡	1.50%‡
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.67%††	1.96%	1.52%	1.13%	0.15%	(0.26%)
Portfolio Turnover Rate	34%††	21%	60%	40%	48%	86%

(1)Schroder International Smaller Companies Fund reorganized into Vanguard International Explorer Fund effective June 29, 2002.
*Calculated based on average shares outstanding.
**Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
†Includes performance-based investment advisory fee increases (decreases) of 0.01% for 2005, 0.00% for 2004, and 0.00% for 2003.
†† Annualized.
‡ Expense ratios before waivers and reimbursements of expenses were 1.55% for 2002, 2.19% for 2001, and 2.32% for 2000.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B.      Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since July 31, 2002, relative to the S&P/Citigroup Extended Market Europe & Pacific Index. For the six months ended April 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before an increase of $131,000 (0.01%) based on performance.

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2005, the fund had contributed capital of $261,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.      The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2005, these arrangements reduced the fund’s expenses by $70,000 (an annual rate of 0.01% of average net assets).

E.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. During the six months ended April 30, 2005, the fund realized net foreign currency losses of $39,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2005, the fund did not realize any gains on the sale of passive foreign investment companies. Unrealized appreciation through October 31, 2004, on passive foreign investment company holdings at April 30, 2005, was $3,885,000, which has been distributed and is reflected in the balance of undistributed net investment income.

At April 30, 2005, net unrealized appreciation of investment securities for tax purposes was $348,480,000, consisting of unrealized gains of $383,720,000 on securities that had risen in value since their purchase and $35,240,000 in unrealized losses on securities that had fallen in value since their purchase.

F.      During the six months ended April 30, 2005, the fund purchased $379,238,000 of investment securities and sold $309,865,000 of investment securities other than temporary cash investments.

G.      The market value of securities on loan to broker/dealers at April 30, 2005, was $237,593,000, for which the fund received cash collateral of $251,162,000.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

H.      Certain of the fund’s investments are in companies that were considered to be affiliated companies of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period ended April 30, 2005, in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Oct. 31, 2004 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Apr. 30, 2005 Market Value

Wedins Skor & Accessoarer AB
B Shares	$1,213	$1,108	$785	--	n/a*

*At April 30, 2005, the security is still held but the issuer is no longer an affiliated company of the fund

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended April 30, 2005
International Explorer Fund	Beginning Account Value 10/31/2004	Ending Account Value 4/30/2005	Expenses Paid During Period*

Based on Actual
Fund Return	$1,000.00	$1,163.81	$2.79
Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.22	$2.61

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.52%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 2% redemption fee that applies to shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Explorer, and the ship logo are trademarks	World Wide Web
of The Vanguard Group, Inc.	www.vanguard.com
All other marks are the exclusive property of their respective owners
All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless	Fund Information
otherwise noted	800-662-7447
For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospec-	Direct Investor
tive investors unless it is preceded or accompanied by the current fund prospectus. To	Account Services
receive a free copy of the prospectus or the Statement of Additional Information, or to	800-662-2739
request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com
Prospectuses may also be viewed online
You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our	Institutional Investor
website, www.vanguard.com, and searching for "proxy voting guidelines," or by	Services
calling Vanguard at 800- 662-2739. They are also available from the SEC's website,	800-523-1036
www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov
You can review and copy information about your fund at the SEC's Public Reference	Text Telephone
Room in Washington, D.C. To find out more about this public service, call the SEC at	800-952-3335
202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission,
Washington, DC 20549-0102

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1262 062005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2005

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 14, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.